{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century




                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED AUGUST 29, 1998

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.





               Eaton Vance Institutional Short Term Treasury Fund


                                Prospectus Dated


                                 January 4, 1999



            A Fund for investors seeking current income and liquidity


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Information in this prospectus
                               Page                                       Page
--------------------------------------------------------------------------------
Fund Summary                    2        Purchasing Shares                 4
Investment Objective,           3        Redeeming Shares                  5
  Policies and Risks                     Shareholder Account Feature       5
Management and Organization     3        Distributions and Taxes           6
Shareholder Servicing           4
Valuing Shares                  4
-------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

                                  FUND SUMMARY
Investment Objective and Strategies. The purpose of the Fund is to seek current income and liquidity. The Fund is a no-load non-diversified mutual fund which continuously offers its shares of beneficial interest to institutional investors.

The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The Fund will maintain a dollar weighted average portfolio maturity of not more than one year. The Fund provides shareholders ease of investment and redemption by allowing same-day wire purchases and redemptions. No commissions or redemption fees are charged on Fund purchases or redemptions.

Risk Factors. The net asset value of the Fund's shares will change in response to interest rate fluctuations. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter maturity is generally associated with a lower level of market value volatility. Accordingly, the Investment Adviser expects that the net asset value of the Fund's shares normally will fluctuate significantly less than that of a longer-term bond fund since the dollar weighted average portfolio maturity of the Fund will not exceed one year.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (as a percentage of offering price)          None
Sales Charge Imposed on Reinvested Distributions                  None
Exchange Fee                                                      None

EXPENSES OF THE FUND
This table describes the expenses that you may pay if you buy and hold shares

Annual Fund  Operating  Expenses  (expenses  that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management  Fees                                                          0.35%
Service Fees                                                              0.25%
Other  Expenses  (see note below)                                         0.00%*
Total  Operating Expenses                                                 0.60%*
Example
This Example is intended to help you compare the cost of in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                       1 Year            3 Years
--------------------------------------------------------------------------------
                                                         $6                $19

*Eaton Vance has agreed to pay all ordinary operating expenses of the Fund from its management fees. Fund expenses generally will not exceed .60% of average daily net assets.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS
The Fund's investment objective is to seek current income and liquidity. The Fund currently seeks to meet its investment objective by investing exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized by U.S. Treasury obligations.

The Fund invests exclusively in U.S. Treasury obligations with a remaining maturity of up to five years. U.S. Treasury obligations include the following (which differ in their interest rates, initial maturities and times of issuance): U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States.

The Fund will maintain a dollar weighted average portfolio maturity of not more than one year. In measuring the dollar weighted average portfolio maturity of the Fund, repurchase agreements will have a maturity equal to their term rather than the remaining maturities of underlying collateral.

The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the Investment Adviser. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss. The Fund is a "non-diversified" investment company, and under applicable federal income tax rules, with respect to 50% of its assets, the Fund will be able to invest more than 5%, but no greater than 25%, of its assets in repurchase agreements with any one counterparty. Because the Fund may engage in repurchase agreement transactions with a limited number of counterparties, the Fund is more likely than a diversified fund to be adversely affected by an adverse corporate, economic, regulatory or other occurrence affecting a counterparty.

The Fund has adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote. Except for such enumerated restrictions and policies, the investment objective and policies of the Fund are not fundamental policies and accordingly may be changed by the Trustees without obtaining the approval of the Fund's shareholders. The Trustees, however, intend to submit any material change in the investment objective to shareholders for their approval.

                           MANAGEMENT AND ORGANIZATION
Management. The Fund's manager is Eaton Vance Management ("Eaton Vance"). Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $27 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance manages the investments of the Fund and provides related office facilities, administrative services and personnel. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except service and management fees). Under its management contract with the Fund, Eaton Vance receives an annual management fee equal to 0.35% of the average daily net assets of the Fund.

Michael B. Terry is the portfolio manager of the Fund (since inception). He also manages other Eaton Vance portfolios and is a Vice President of Eaton Vance and Eaton Vance's subsidiary Boston Management and Research ("BMR").

Mr. Terry was a portfolio manager of a mutual fund with substantially the same investment objective, policies and restrictions which was sponsored by Eaton Vance from February, 1991 to December, 1998. The average annual total return of that fund for the one year, five year and life of fund periods ended December 31, 1997 was as follows: 5.00%, 4.46% and 4.39%.

The following chart illustrates the total return of such other fund. The Fund's return will differ.

                               Annual Total Returns

   4.90%       3.15%       2.36%       3.49%       6.80%       4.69%       5.00%

   1991        1992        1993        1994        1995        1996         1997

These returns are for each calendar year through December 31, 1997. The Fund's highest total return for a quarter was 2.00% for the quarter ended March 31, 1995, and its lowest return for a quarter was 0.52% for the quarter ended December 31, 1993. The total return through the most recent fiscal quarter (December 31, 1997 to September 30, 1998) was 1.48%.

The foregoing information is provided to illustrate past performance of Mr. Terry in managing a portfolio similar to the Fund. Of course, past performance is not indicative of future performance and investment returns will fluctuate reflecting market conditions and changes in portfolio securities.

Organization. The Fund is a series of Eaton Vance Special Investment Trust. The Fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).

Like most mutual funds, the Fund relys on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders.

                              SHAREHOLDER SERVICING
Fund assets bear a service fee for personal and/or account services paid to the Principal Underwriter not exceeding .25% of average daily net assets annually. The Principal Underwriter may pay up to the entire amount of the service fee to investment dealers and their employees, or to employees of the Principal Underwriter for providing services to the Fund or its shareholders. Service fee payments from the Principal Underwriter to investment dealers and others will be made on new accounts only if the Principal Underwriter has previously authorized in writing such payments for identified accounts.


                                 VALUING SHARES
The Fund values its shares twice each day the New York Stock Exchange is open for trading (typically Monday through Friday), at noon and as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time.) The price of Fund shares is their net asset value, which is derived from portfolio holdings. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Debt securities will normally be valued on the basis of market valuations provided by a pricing service. Repurchase agreements will be valued at cost plus accrued interest. The net asset value so determined is effective for orders received by the principal underwriter prior to the next price determination. It is each investment dealer's responsibility to transmit orders promptly to the principal underwriter.

                                PURCHASING SHARES
You may purchase Fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. Your initial investment must be at least $1,000,000. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. The Account Application form which accompanies this Prospectus must be promptly forwarded to the Transfer Agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

     ABA #011001438
     Federal Reserve Bank of Boston
     A/C Investors Bank & Trust Company
     Further Credit Eaton Vance Institutional Short Term Treasury Fund - Fund # A/C # [Insert your account number - see below]

Transactions in the U.S. Treasury obligations in which the Fund invests require immediate settlement in Federal Funds. The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds.

The Fund is currently available only to corporations, banks and other institutional investors that do not constitute personal holding companies for federal income tax purposes. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time, and any purchase order may be refused.


                                REDEEMING SHARES
You can redeem shares in one of two ways:

By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by letter or telephone to the Fund Order Department at 800-225-6265 (extension 3). You may be required to pay any costs of such transaction; however, no such costs are currently charged. The Fund may suspend or terminate the expedited payment procedure upon at least 30 days notice.

Through an Investment    Your investment dealer is responsible for transmitting
Dealer                   the order promptly.  A dealer may charge a fee for this
                         service.

If you redeem shares, you receive the net asset value per share next computed after the redemption request is received. Proceeds of redemption requests received before noon on any business day will be wired that same day, if requested. Redemption requests received between noon and 4:00 p.m. on any business day will be processed at 4:00 p.m. and the proceeds will be wired on the next business day.

If the Fund determines that it may be treated as a personal holding company for federal income tax purposes at any time, it may involuntarily redeem all accounts it determines is necessary as soon as practicable.

                          SHAREHOLDER ACCOUNT FEATURES
Distributions. You may have your Fund distributions paid in one of the following ways:

Full Reinvest
  Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

Partial Reinvest
  Option Dividends are paid in cash and capital gains are reinvested in additional shares.

Cash Option         Dividends and capital gains are paid in cash.

Information from the Fund. From time to time, you may be mailed the following:

* Annual and Semi-Annual Reports, containing performance information and financial statements.

*    Periodic account statements, showing recent activity and total value.

*    Form 1099 and tax information needed to prepare your income tax returns.

*    Proxy materials, in the event a shareholder vote is required.

*    Special notices about significant events affecting your Fund.

Telephone Transactions. The transfer agent and the principal underwriter have procedures in place (such as verifying personal account information) to authenticate telephone instructions. As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from such transactions. Telephone instructions are tape recorded.

DISTRIBUTIONS AND TAXES The Fund pays dividends and capital gains annually, normally in December. The Fund's distributions will not be eligible for the corporate dividends-received deduction. Under current law, the Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. Shareholders should consult with their tax advisers concerning special tax rules, such as Section 1258 of the Internal Revenue Code of 1986, as amended, that may apply to their transactions in Fund shares.

State, Local and Foreign Taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government will be exempt from personal and/or cprporate income taxes in most states. Repurchase agreement income, however, is not exempt. The Fund will inform shareholders of the proportion of its distributions which are derived from interest on such obligations. Shareholders should consult their tax advisers concerning the applicability of state, local, or other taxes to an investment in the Fund.

{LOGO}             Investing
EATON VANCE          for the
Mutual Funds            21st
                     Century


MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder report by contacting:

                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Funds at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site
     (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                       First Data Investor Services Group
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122



SEC File No. 811-1545                                                        TYP

                            SUBJECT TO COMPLETION.
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 1998.

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 4, 1999

                     EATON VANCE INSTITUTIONAL SHORT TERM
                                TREASURY FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                      Page

Investment Restrictions ..............................................  2
Trustees and Officers ................................................  3
Control Persons and Principal Holders of Securities ..................  4
Manager ..............................................................  5
Custodian ............................................................  6
Determination of Net Asset Value .....................................  6
Investment Performance ...............................................  6
Taxes ................................................................  7
Principal Underwriter ................................................  8
Service Plan .........................................................  8
Portfolio Security Transactions ......................................  8
Other Information .................................................... 10
Independent Certified Public Accountants ............................. 11

--------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND (THE "FUND") DATED JANUARY 4, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

[red herring]

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This Statement of Additional Information ("SAI") provides information about the Fund. Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Prospectus.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund.

    As a matter of fundamental investment policy, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (3) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (4) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts;

    (5) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities;

    (6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin; or

    (7) Invest 25% or more of its total assets in any single industry (provided there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest, upon Trustee approval, its assets in one or more open-end investment companies to the extent permitted by the 1940 Act.

    The Fund has adopted the following nonfundamental investment policies which may be changed by the Trustees of the Trust without approval by the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not:
(a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust, or their delegate, determines to be liquid; or (b) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policy set forth above and may not hold more than 15% of net assets in illiquid securities.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's Investment Adviser, Eaton Vance; of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their affiliation with any one or more of Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR, EVC and
  EV and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Mr. Hawkes was elected Vice President and Trustee of the Trust on December 16, 1991.

DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), Trustee
Jacob H. Schiff Professor  of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick - Cedant Investment Trust (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (72), Trustee
Formerly Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (68), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

MICHAEL B. TERRY (56), Vice President
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR. (53), Vice President of the Trust and Special Investment Portfolio
Vice President of Eaton Vance and BMR since November 1, 1996, Senior Product
  Manager, Equity Management for TradeStreet Investment Associates, Inc., a wholly-owned subsidiary of Nations Bank (1992-1996). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Smiley was elected Vice President of theTrust on October 18, 1996.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary of the Trust on June 23, 1997.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

    Trustees of the Trust who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust are paid by the Fund (and the other series of the Trust). (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the fiscal year ended December 31, 1997, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust and the funds in the Eaton Vance fund complex(1):

                                            AGGREGATE        TOTAL COMPENSATION
                                           COMPENSATION        FROM TRUST AND
NAME                                      FROM TRUST(2)         FUND COMPLEX
----                                      -------------      ------------------

Donald R. Dwight .....................        $3,147              $145,000(3)
Samuel L. Hayes, III .................         2,894               155,000(4)
Norton H. Reamer .....................         2,819               145,000
John L. Thorndike ....................         2,947               150,000(5)
Jack L. Treynor ......................         3,166               150,000

----------
(1) As of May 1, 1998, the Eaton Vance fund complex consists of 143 registered investment companies or series thereof.
(2) The Trust consisted of 16 Funds as of January 1, 1998.
(3) Includes $45,000 of deferred compensation.
(4) Includes $38,750 of deferred compensation.
(5) Includes $107,925 of deferred compensation.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 31, 1998, Eaton Vance owned one share of the Fund, being the only shares of the Fund outstanding on such date. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.

                                   MANAGER

    The Fund engages Eaton Vance as its manager pursuant to a management agreement dated October 19, 1998. Eaton Vance or its affiliates act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $27 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $28 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    Eaton Vance manages the investments and affairs of the Fund subject to the supervision of the Trust's Board of Trustees. Eaton Vance furnishes to the Fund investment advice and assistance, administrative services, office space, equipment and personnel, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust.

    The Management Agreement with Eaton Vance continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees cast in person at meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" in their names. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

    The Fund will be responsible for all costs and expenses not expressly stated to be payable by Eaton Vance under the Management Agreement or by the Principal Underwriter under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Fund include, without limitation, the fees and expenses of the Fund's custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping the Fund's books; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; and investment advisory fees. The Fund will also bear expenses incurred in connection with litigation in which the Fund is a party and any legal obligation the Fund may have to indemnify the Trust's officers and Trustees with respect thereto, to the extent not covered by insurance.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are M. Dozier Gardner, James B. Hawkes, and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. Mr. Hawkes is chairman, president and chief executive officer and Mr. Gardner is vice chairman of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes and Rowland and Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of October 20, 1998, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, Messrs. Rowland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker owned 8%. Messrs. Dynner and Hawkes who are officers or Trustees of the Trust, are also members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Murphy, O'Connor, Smiley, Terry and Woodbury and Ms. Sanders are officers of the Trust and are also members of the Eaton Vance, BMR and EV organizations.

    Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

                                  CUSTODIAN

    IBT acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger, and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission.

                       DETERMINATION OF NET ASSET VALUE

    The Fund's net asset value is determined by IBT (as agent for the Fund) in the manner described under "Valuing Shares" in the Fund's current Prospectus. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            INVESTMENT PERFORMANCE

    The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment at the end of the period.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations in the Fund's portfolio based on prescribed methods, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period.

    The Fund's yield and total return may be compared to the Consumer Price Index and various domestic, international and global securities indices. The Fund's yield and total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

    In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals. Such information may address:

        -- cost associated with aging parents;

        -- funding a college education (including its actual and estimated cost);

        -- health care expenses (including actual and projected expenses);

        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax to the Fund. Provided the Fund qualifies as a RIC for federal tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Under the Code, the redemption or exchange of shares of a regulated investment company normally results in capital gain or loss if such shares are held as capital assets. Section 1258 of the Code recharacterizes all or a portion of any capital gain from the disposition or other termination of a position held as part of a "conversion transaction" as ordinary income. Conversion transactions include, among other things, certain transactions which are marketed or sold as producing a capital gain. Investors should consult their own tax advisers concerning whether Section 1258 may apply to their transactions in Fund shares.

    Any loss realized upon the redemption or exchanges of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed under certain "wash sale" rules if other shares of the Fund are acquired within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Service Plan as described in the Fund's current Prospectus. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Fund's Service Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

                                 SERVICE PLAN

    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan remains in effect from year to year provided such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding shares of the Fund. The Plan was approved, with respect to the Fund, by the Trustees, including the Plan Trustees, on October 19, 1998.

    The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the affected shareholders and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to Eaton Vance, the size and type of the transaction, the general execution and operational capabilities of the executing firm, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the firm, the value and quality of services rendered by the firm in this and other transactions, and the reasonableness of the commission or spread, if any. The U.S. Treasury bills, notes and bonds purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, and the Fund may also acquire such obligations in the periodic auctions of the U.S. Treasury. Firms acting for their own account attempt to profit from such transactions by buying at the bid price and selling at a higher asked price for such obligations, and the difference between such prices is customarily referred to as the spread. While it is anticipated that the Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The management fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    The Fund and Eaton Vance may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by Eaton Vance in connection with its investment responsibilities. The investment companies sponsored by Eaton Vance or BMR may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Eaton Vance, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

PORTFOLIO TURNOVER
    The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 25% (excluding maturity of securities). The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either directly by increasing income or indirectly by enhancing the Fund's net asset value.

                              OTHER INFORMATION

    The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated March 27, 1989, as amended. On July 21, 1992, the Trust changed its name from Eaton Vance Special Equities Fund to Eaton Vance Special Investment Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    The Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholdes by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration also contains provisions limiting the liability of a series or class to that series or class.) Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In connection with telephone redemptions and exchanges, the Trust, the Principal Underwriter and the Transfer Agent will verify personal account information in order to determine that instructions communicated are genuine.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts are the Fund's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

   [logo]           Investing
                    for the
EATON VANCE         21st
------------        Century
MUTUAL FUNDS

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Eaton Vance Institutional Short Term Treasury Fund



Statement of Additional Information
January 4, 1999


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Investment Adviser
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Independent Accountants
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


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